Shore Bancshares Reports First Quarter 2016 Financial Results

EASTON, Md., April 21, 2016 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $2.460 million or $0.19 per diluted common share for the first quarter of 2016, compared to net income of $2.163 million or $0.17 per diluted common share for the fourth quarter of 2015, and net income of $1.409 million or $0.11 per diluted common share for the first quarter of 2015.

When comparing the first quarter of 2016 to the fourth quarter of 2015, the primary reason for the improved results was a $903 thousand increase in noninterest income partially offset by an increase in noninterest expense of $389 thousand. When comparing the first quarter of 2016 to the first quarter of 2015, the primary reasons for the improved results were increases in net interest income of $704 thousand and noninterest income of $456 thousand. Also contributing to the improved earnings were decreases in noninterest expenses of $365 thousand and provision for credit losses of $200 thousand.

"We are pleased to report our continuing improved earnings over the linked quarter and the first quarter of 2015," said Lloyd L. "Scott" Beatty, Jr., president and chief executive officer. "2016 will be an exciting year as we continue to focus on loan and deposit growth as well as revenues of our other fee based businesses."

Balance Sheet Review
Total assets were $1.131 billion at March 31, 2016, a $4.0 million, or less than 1%, decrease when compared to $1.135 billion at the end of 2015. The decrease in total assets included a decline in investment securities available for sale of $5.4 million, which funded loan growth of $3.8 million for the quarter. Other assets declined $1.5 million, primarily in deferred taxes as the Company continued to utilize net operating loss carryforwards to offset taxable earnings.

Total deposits decreased $5.7 million, or less than 1%, when compared to December 31, 2015. The decrease in total deposits was mainly due to reductions in municipal deposits impacted by tax collections resulting in declines in checking deposits of $9.2 million and time deposits of $6.9 million, which were offset by an increase in money market and savings deposits of $10.4 million. Total stockholders' equity increased $3.1 million, or 2.1%, when compared to the end of 2015. At March 31, 2016, the ratio of total equity to total assets was 13.27% and the ratio of total tangible equity to total tangible assets was 12.25%.

Total assets at March 31, 2016 increased $37.1 million, or 3.4%, when compared to total assets at March 31, 2015. The increase in total assets was primarily due to significant loan growth of $77.3 million, partially funded by a decrease in investment securities of $33.9 million and cash and cash equivalents of $2.3 million.

Review of Quarterly Financial Results
Net interest income was $9.2 million for the first quarter of 2016, compared to $9.3 million for the fourth quarter of 2015 and $8.5 million for the first quarter of 2015. Net interest income when compared to the fourth quarter of 2015 was lower by $50 thousand due to one less earnings day, as well as, lower yields on loans, partially offset by a higher yield on taxable investment securities. Also impacting the margin was the increase in the federal funds rate of 25bps in late December of 2015 which resulted in a higher yield on deposits with other banks. The Company's net interest margin improved by 5 basis points to 3.50% over the fourth quarter of 2015. The increase in net interest income when compared to the first quarter of 2015 was primarily the result of significant loan growth, with average loans increasing $76 million. The Company's net interest margin when compared to the first quarter of 2015 increased 7 basis points to 3.50%, the result of higher loan volume and higher yields on investment securities, partially offset by a decline in yields on loans. Additionally, average rates paid on deposits declined 13 basis points primarily related to time deposit repricing.

The provision for credit losses was $450 thousand for the three months ended March 31, 2016. The comparable amounts were $475 thousand and $650 thousand for the three months ended December 31, 2015 and March 31, 2015, respectively. The provision for credit losses slightly decreased between the first quarter of 2016 and the fourth quarter of 2015, due to a decline in nonaccrual loans. The lower level of provision for credit losses when comparing the first quarter of 2016 to the first quarter of 2015 was primarily due to decreases in loan charge-offs and nonaccrual loans. Net charge-offs were $457 thousand for the first quarter of 2016, $257 thousand for the fourth quarter of 2015 and $547 thousand for the first quarter of 2015. The ratio of annualized net charge-offs to average loans was 0.23% for the first quarter of 2016, 0.13% for the fourth quarter of 2015 and 0.31% for the first quarter of 2015. The ratio of the allowance for credit losses to period-end loans at March 31, 2016 was 1.04%, lower than the 1.05% at December 31, 2015 and 1.08% at March 31, 2015.

Nonperforming assets excluding accruing troubled debt restructurings (TDRs) were $15.9 million at March 31, 2016, $16.4 million at December 31, 2015 and $16.4 million at March 31, 2015. Nonperforming assets including accruing TDRs at March 31, 2016 were $30.6 million, compared to $31.8 million at December 31, 2015 and $33.1 million at March 31, 2015. The decreases in nonperforming assets and TDRs are the result of the continued work out efforts and charge-offs period over period. At March 31, 2016, the ratio of nonaccrual loans to total assets was 1.05%, compared to 1.07% and 1.18% at December 31, 2015 and March 31, 2015, respectively. In addition, the ratio of accruing TDRs to total assets at March 31, 2016 was 1.30%, improving from 1.37% and 1.52% at December 31, 2015 and March 31, 2015.

Total noninterest income for the first quarter of 2016 increased $903 thousand when compared to the fourth quarter of 2015 and increased $456 thousand when compared to the first quarter of 2015. The increase from the fourth quarter of 2015 was the result of higher insurance agency commissions, mainly from contingency payments which are typically received in the first quarter of each year and are based on the prior year's performance. The increase from the first quarter of 2015 was due to increases in service charges on deposits and other banking service fees of $179 thousand, an increase in retail insurance commissions of $184 thousand, and an increase in contingency payments of $100 thousand, offset by decline in trust and investment fee income of $118 thousand.

Total noninterest expense for the first quarter of 2016 increased $389 thousand when compared to the fourth quarter of 2015 and decreased $365 thousand when compared to the first quarter of 2015. The increase in noninterest expense compared to the fourth quarter of 2015 was primarily due to higher costs associated with employee benefits of $224 thousand, which included higher insurance premiums for group insurance and federal unemployment insurance which is usually paid the first two quarters of the year. Salaries and wages also increased by $111 thousand in the first quarter due to pay increases implemented during the period. The decrease from the first quarter of 2015 was primarily due to lower legal and professional fees of $340 thousand, lower FDIC insurance premiums of $102 thousand, offset by an increase in salary and wages of $164 thousand due to pay increases.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of two Maryland chartered commercial banks, The Talbot Bank of Easton, Maryland, and CNB; one retail insurance producer firm, The Avon-Dixon Agency, LLC, with two specialty lines, Elliot Wilson Insurance (Trucking), and Jack Martin and Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name "Wye Financial & Trust". Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.			Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2016	2015	Change
Net interest income	$ 9,243	$ 8,539	8.2%
Provision for credit losses	450	650	(30.8)
Noninterest income	4,541	4,085	11.2
Noninterest expense	9,339	9,704	(3.8)
Income before income taxes	3,995	2,270	76.0
Income tax expense	1,535	861	78.3
Net income	$ 2,460	$ 1,409	74.6

Return on average assets	0.88%	0.53%	35	bp
Return on average equity	6.64	4.03	261
Return on average tangible equity (1)	7.34	4.50	284
Net interest margin	3.50	3.43	7
Efficiency ratio - GAAP	67.61	76.74	(913)
Efficiency ratio - Non-GAAP (1)	67.37	76.48	(911)

PER SHARE DATA
Basic net income per common share	$ 0.19	$ 0.11	72.7%
Diluted net income per common share	0.19	0.11	72.7
Dividends paid per common share	0.03	-	100.0
Book value per common share at period end	11.88	11.31	5.0
Tangible book value per common share at period end (1)	10.84	10.26	5.7
Market value at period end	11.98	9.18	30.5
Market range:
High	12.08	9.30	29.9
Low	11.95	9.03	32.3

AVERAGE BALANCE SHEET DATA
Loans	$ 790,777	$ 714,780	10.6%
Investment securities	214,988	244,300	(12.0)
Earning assets	1,065,514	1,013,490	5.1
Assets	1,130,238	1,087,401	3.9
Deposits	968,991	932,460	3.9
Stockholders' equity	149,032	141,884	5.0

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 457	$ 547	(16.5)%

Nonaccrual loans	$ 11,925	$ 12,913	(7.7)
Loans 90 days past due and still accruing	35	36	(2.8)
Other real estate owned	3,896	3,469	12.3
Total nonperforming assets	15,856	16,418	(3.4)
Accruing troubled debt restructurings (TDRs)	14,753	16,644	(11.4)
Total nonperforming assets and accruing TDRs	$ 30,609	$ 33,062	(7.4)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.27%	13.05%	22	bp
Period-end tangible equity to tangible assets (1)	12.25	11.98	27

Annualized net charge-offs to average loans	0.23	0.31	(8)

Allowance for credit losses as a percent of:
Period-end loans	1.04	1.08	(4)
Nonaccrual loans	69.68	60.39	929
Nonperforming assets	52.40	47.50	490
Accruing TDRs	56.32	46.85	947
Nonperforming assets and accruing TDRs	27.15	23.59	356

As a percent of total loans:
Nonaccrual loans	1.49	1.79	(30)
Accruing TDRs	1.85	2.31	(46)
Nonaccrual loans and accruing TDRs	3.34	4.10	(76)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.98	2.26	(28)
Nonperforming assets and accruing TDRs	3.81	4.56	(75)

As a percent of total assets:
Nonaccrual loans	1.05	1.18	(13)
Nonperforming assets	1.40	1.50	(10)
Accruing TDRs	1.30	1.52	(22)
Nonperforming assets and accruing TDRs	2.70	3.02	(32)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.					Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2016	March 31, 2016
	March 31,	December 31,	March 31,	compared to	compared to
	2016	2015	2015	December 31, 2015	March 31, 2015
ASSETS
Cash and due from banks	$ 14,566	$ 15,080	$ 24,319	(3.4)%	(40.1)%
Interest-bearing deposits with other banks	58,507	54,223	48,398	7.9	20.9
Federal funds sold	553	4,508	3,241	(87.7)	(82.9)
Cash and cash equivalents	73,626	73,811	75,958	(0.3)	(3.1)

Investment securities available for sale (at fair value)	206,735	212,165	240,111	(2.6)	(13.9)
Investment securities held to maturity	3,996	4,191	4,515	(4.7)	(11.5)

Loans	798,921	795,114	721,605	0.5	10.7
Less: allowance for credit losses	(8,309)	(8,316)	(7,798)	(0.1)	6.6
Loans, net	790,612	786,798	713,807	0.5	10.8

Premises and equipment, net	16,813	16,864	16,728	(0.3)	0.5
Goodwill	11,931	11,931	11,931	-	-
Other intangible assets, net	1,178	1,211	1,297	(2.7)	(9.2)
Other real estate owned, net	3,896	4,252	3,469	(8.4)	12.3
Other assets	22,388	23,920	26,312	(6.4)	(14.9)

Total assets	$ 1,131,175	$ 1,135,143	$ 1,094,128	(0.3)	3.2

LIABILITIES
Noninterest-bearing deposits	$ 229,646	$ 229,686	$ 201,518	(0.0)	14.0
Interest-bearing deposits	740,087	745,778	739,256	(0.8)	0.1
Total deposits	969,733	975,464	940,774	(0.6)	3.1

Short-term borrowings	5,872	6,672	5,098	(12.0)	15.2
Accrued expenses and other liabilities	5,461	6,040	5,510	(9.6)	(0.9)
Total liabilities	981,066	988,176	951,382	(0.7)	3.1

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	126	126	126	-	-
Additional paid in capital	63,929	63,815	63,669	0.2	0.4
Retained earnings	85,178	83,097	77,903	2.5	9.3
Accumulated other comprehensive (loss) income	876	(71)	1,048	1,333.8	(16.4)
Total stockholders' equity	150,109	146,967	142,746	2.1	5.2

Total liabilities and stockholders' equity	$ 1,131,175	$ 1,135,143	$ 1,094,128	(0.3)	3.4

Period-end common shares outstanding	12,640	12,631	12,625	0.1	0.1
Book value per common share	$ 11.88	$ 11.64	$ 11.31	2.1	5.0

Shore Bancshares, Inc.			Page 6 of 11
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2016	2015	% Change
INTEREST INCOME
Interest and fees on loans	$ 8,961	$ 8,491	5.5%
Interest and dividends on investment securities:
Taxable	870	924	(5.8)
Tax-exempt	2	3	(33.3)
Interest on federal funds sold	3	1	200.0
Interest on deposits with other banks	72	26	176.9
Total interest income	9,908	9,445	4.9

INTEREST EXPENSE
Interest on deposits	661	901	(26.6)
Interest on short-term borrowings	4	5	(20.0)
Total interest expense	665	906	(26.6)

NET INTEREST INCOME	9,243	8,539	8.2
Provision for credit losses	450	650	(30.8)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,793	7,889	11.5

NONINTEREST INCOME
Service charges on deposit accounts	813	634	28.2
Trust and investment fee income	351	469	(25.2)
Insurance agency commissions	2,759	2,475	11.5
Other noninterest income	618	507	21.9
Total noninterest income	4,541	4,085	11.2

NONINTEREST EXPENSE
Salaries and wages	4,477	4,313	3.8
Employee benefits	1,114	1,156	(3.6)
Occupancy expense	613	626	(2.1)
Furniture and equipment expense	235	255	(7.8)
Data processing	809	783	3.3
Directors' fees	104	123	(15.4)
Amortization of intangible assets	33	33	-
FDIC insurance premium expense	282	384	(26.6)
Write-downs of other real estate owned	7	27	(74.1)
Legal and professional fees	385	725	(46.9)
Other noninterest expenses	1,280	1,279	0.1
Total noninterest expense	9,339	9,704	(3.8)

Income before income taxes	3,995	2,270	76.0
Income tax expense	1,535	861	78.3

NET INCOME	$ 2,460	$ 1,409	74.6

Weighted average shares outstanding - basic	12,635	12,625	0.1
Weighted average shares outstanding - diluted	12,649	12,633	0.1

Basic net income per common share	$ 0.19	$ 0.11	72.7
Diluted net income per common share	0.19	0.11	72.7
Dividends paid per common share	0.03	-	-

Shore Bancshares, Inc.				Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2016		2015
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans	$ 790,777	4.57%	$ 714,780	4.83%
Investment securities
Taxable	214,778	1.62	243,869	1.52
Tax-exempt	210	5.30	431	4.19
Federal funds sold	3,640	0.33	2,801	0.09
Interest-bearing deposits	56,109	0.51	51,609	0.20
Total earning assets	1,065,514	3.75%	1,013,490	3.79%
Cash and due from banks	16,205		21,268
Other assets	57,037		60,611
Allowance for credit losses	(8,518)		(7,968)
Total assets	$ 1,130,238		$ 1,087,401

Interest-bearing liabilities
Demand deposits	$ 193,087	0.12%	$ 177,071	0.13%
Money market and savings deposits	258,715	0.13	237,755	0.14
Certificates of deposit $100,000 or more	132,412	0.71	156,154	1.00
Other time deposits	153,774	0.74	169,584	0.90
Interest-bearing deposits	737,988	0.36	740,564	0.49
Short-term borrowings	6,242	0.24	7,340	0.27
Total interest-bearing liabilities	744,230	0.36%	747,904	0.49%
Noninterest-bearing deposits	231,003		191,896
Accrued expenses and other liabilities	5,973		5,717
Stockholders' equity	149,032		141,884
Total liabilities and stockholders' equity	$ 1,130,238		$ 1,087,401

Net interest spread		3.39%		3.30%
Net interest margin		3.50%		3.43%

Shore Bancshares, Inc.								Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 16		1Q 16
	2016	2015	2015	2015	2015	compared to		compared to
	(1Q 16)	(4Q 15)	(3Q 15)	(2Q 15)	(1Q 15)	4Q 15		1Q 15
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 9,273	$ 9,315	$ 9,027	$ 8,701	$ 8,560	(0.5)%		8.3%
Less: Taxable-equivalent adjustment	30	22	17	18	21	36.4		42.9
Net interest income	9,243	9,293	9,010	8,683	8,539	(0.5)		8.2
Provision for credit losses	450	475	410	540	650	(5.3)		(30.8)
Noninterest income	4,541	3,638	3,905	3,788	4,085	24.8		11.2
Noninterest expense	9,339	8,950	9,396	9,300	9,704	4.3		(3.8)
Income before income taxes	3,995	3,506	3,109	2,631	2,270	13.9		76.0
Income tax expense	1,535	1,343	1,200	1,004	861	14.3		78.3
Net income	$ 2,460	$ 2,163	$ 1,909	$ 1,627	$ 1,409	13.7		74.6

Return on average assets	0.88%	0.76%	0.68%	0.60%	0.53%	12	bp	35	bp
Return on average equity	6.64	5.93	5.23	4.56	4.03	71		261
Return on average tangible equity (1)	7.34	6.58	5.81	5.08	4.50	76		284
Net interest margin	3.50	3.45	3.43	3.43	3.43	5		7
Efficiency ratio - GAAP	67.61	69.10	72.66	74.47	76.74	(149)		(913)
Efficiency ratio - Non-GAAP (1)	67.37	68.84	72.39	74.20	76.48	(147)		(911)

PER SHARE DATA
Basic net income per common share	$ 0.19	$ 0.17	$ 0.15	$ 0.13	$ 0.11	11.8%		72.7%
Diluted net income per common share	0.19	0.17	0.15	0.13	0.11	11.8		72.7
Dividends paid per common share	0.03	0.02	0.02	-	-	50.0		100.0
Book value per common share at period end	11.88	11.64	11.55	11.35	11.31	2.1		5.0
Tangible book value per common share at period end (1)	10.84	10.59	10.51	10.31	10.26	2.4		5.7
Market value at period end	11.98	10.88	9.72	9.43	9.18	10.1		30.5
Market range:
High	12.08	11.00	9.72	9.55	9.30	9.8		29.9
Low	11.95	10.64	9.37	9.43	9.03	12.3		32.3

AVERAGE BALANCE SHEET DATA
Loans	$ 790,777	$ 785,572	$ 763,306	$ 727,800	$ 714,780	0.7%		10.6%
Investment securities	214,988	213,307	230,222	241,684	244,300	0.8		(12.0)
Earning assets	1,065,514	1,072,728	1,044,230	1,016,172	1,013,490	(0.7)		5.1
Assets	1,130,238	1,137,430	1,111,361	1,085,857	1,087,401	(0.6)		3.9
Deposits	968,991	978,049	953,826	931,637	932,460	(0.9)		3.9
Stockholders' equity	149,032	146,597	144,897	143,266	141,884	1.7		5.0

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 457	$ 257	$ 229	$ 421	$ 547	77.8%		(16.5)%

Nonaccrual loans	$ 11,925	$ 12,093	$ 13,143	$ 14,009	$ 12,913	(1.4)		(7.7)
Loans 90 days past due and still accruing	35	7	4	35	36	400.0		(2.8)
Other real estate owned	3,896	4,252	2,884	2,498	3,469	(8.4)		12.3
Total nonperforming assets	$ 15,856	$ 16,352	$ 16,031	$ 16,542	$ 16,418	(3.0)		(3.4)

Accruing troubled debt restructurings (TDRs)	$ 14,753	$ 15,495	$ 16,431	$ 18,353	$ 16,644	(4.8)		(11.4)

Total nonperforming assets and accruing TDRs	$ 30,609	$ 31,847	$ 32,462	$ 34,895	$ 33,062	(3.9)		(7.4)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.27%	12.95%	13.05%	13.22%	13.05%	32	bp	22	bp
Period-end tangible equity to tangible assets (1)	12.25	11.93	12.02	12.16	11.98	32		27

Annualized net charge-offs to average loans	0.23	0.13	0.12	0.23	0.31	10		(8)

Allowance for credit losses as a percent of:
Period-end loans	1.04	1.05	1.04	1.07	1.08	(1)		(4)
Nonaccrual loans	69.68	68.77	61.61	56.51	60.39	91		929
Nonperforming assets	52.40	50.86	50.51	47.86	47.50	154		490
Accruing TDRs	56.32	53.67	49.28	43.14	46.85	265		947
Nonperforming assets and accruing TDRs	27.15	26.11	24.95	22.69	23.59	104		356

As a percent of total loans:
Nonaccrual loans	1.49	1.52	1.69	1.89	1.79	(3)		(30)
Accruing TDRs	1.85	1.95	2.11	2.48	2.31	(10)		(46)
Nonaccrual loans and accruing TDRs	3.34	3.47	3.80	4.37	4.10	(13)		(76)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.98	2.05	2.06	2.22	2.26	(7)		(28)
Nonperforming assets and accruing TDRs	3.81	3.98	4.16	4.69	4.56	(17)		(75)

As a percent of total assets:
Nonaccrual loans	1.05	1.07	1.18	1.29	1.18	(2)		(13)
Nonperforming assets	1.40	1.44	1.43	1.53	1.50	(4)		(10)
Accruing TDRs	1.30	1.37	1.47	1.69	1.52	(7)		(22)
Nonperforming assets and accruing TDRs	2.70	2.81	2.90	3.22	3.02	(11)		(32)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.							Page 9 of 11
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						1Q 16	1Q 16
						compared to	compared to
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
INTEREST INCOME
Interest and fees on loans	$ 8,961	$ 9,142	$ 8,912	$ 8,581	$ 8,491	(2.0)%	5.5%
Interest and dividends on investment securities:
Taxable	870	854	892	932	924	1.9	(5.8)
Tax-exempt	2	2	2	3	3	-	(33.3)
Interest on federal funds sold	3	1	1	-	1	200.0	200.0
Interest on deposits with other banks	72	48	30	26	26	50.0	176.9
Total interest income	9,908	10,047	9,837	9,542	9,445	(1.4)	4.9

INTEREST EXPENSE
Interest on deposits	661	750	824	856	901	(11.9)	(26.6)
Interest on short-term borrowings	4	4	3	3	5	-	(20.0)
Total interest expense	665	754	827	859	906	(11.8)	(26.6)

NET INTEREST INCOME	9,243	9,293	9,010	8,683	8,539	(0.5)	8.2
Provision for credit losses	450	475	410	540	650	(5.3)	(30.8)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,793	8,818	8,600	8,143	7,889	(0.3)	11.5

NONINTEREST INCOME
Service charges on deposit accounts	813	806	769	658	634	0.9	28.2
Trust and investment fee income	351	348	360	450	469	0.9	(25.2)
Insurance agency commissions	2,759	1,760	2,107	1,932	2,475	56.8	11.5
Other noninterest income	618	724	669	748	507	(14.6)	21.9
Total noninterest income	4,541	3,638	3,905	3,788	4,085	24.8	11.2

NONINTEREST EXPENSE
Salaries and wages	4,477	4,366	4,468	4,393	4,313	2.5	3.8
Employee benefits	1,114	890	935	924	1,156	25.2	(3.6)
Occupancy expense	613	583	600	611	626	5.1	(2.1)
Furniture and equipment expense	235	215	223	233	255	9.3	(7.8)
Data processing	809	809	800	868	783	-	3.3
Directors' fees	104	114	117	116	123	(8.8)	(15.4)
Amortization of intangible assets	33	33	34	33	33	-	-
FDIC insurance premium expense	282	281	243	306	384	0.4	(26.6)
Write-downs of other real estate owned	7	39	7	54	27	(82.1)	(74.1)
Legal and professional fees	385	440	642	573	725	(12.5)	(46.9)
Other noninterest expenses	1,280	1,180	1,327	1,189	1,279	8.5	0.1
Total noninterest expense	9,339	8,950	9,396	9,300	9,704	4.3	(3.8)

Income before income taxes	3,995	3,506	3,109	2,631	2,270	13.9	76.0
Income tax expense	1,535	1,343	1,200	1,004	861	14.3	78.3

NET INCOME	$ 2,460	$ 2,163	$ 1,909	$ 1,627	$ 1,409	13.7	74.6

Weighted average shares outstanding - basic	12,635	12,631	12,630	12,629	12,625	0.0	0.1
Weighted average shares outstanding - diluted	12,649	12,645	12,640	12,638	12,633	0.0	0.1

Basic net income per common share	$ 0.19	$ 0.17	$ 0.15	$ 0.13	$ 0.11	11.8	72.7
Diluted net income per common share	0.19	0.17	0.15	0.13	0.11	11.8	72.7
Dividends paid per common share	0.03	0.02	0.02	-	-	50.0	-

Shore Bancshares, Inc.												Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											1Q 16	1Q 16
											compared to	compared to
	1Q 16		4Q 15		3Q 15		2Q 15		1Q 15		4Q 15	1Q 15
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 790,777	4.57%	$ 785,572	4.63%	$ 763,306	4.64%	$ 727,800	4.74%	$ 714,780	4.83%	0.7%	10.6%
Investment securities
Taxable	214,778	1.62	213,097	1.60	229,979	1.55	241,254	1.55	243,869	1.52	0.8	(11.9)
Tax-exempt	210	5.30	210	5.30	243	5.01	430	4.21	431	4.19	-	(51.3)
Federal funds sold	3,640	0.33	3,886	0.12	2,341	0.10	2,931	0.09	2,801	0.09	(6.3)	30.0
Interest-bearing deposits	56,109	0.51	69,963	0.27	48,361	0.25	43,757	0.24	51,609	0.20	(19.8)	8.7
Total earning assets	1,065,514	3.75%	1,072,728	3.72%	1,044,230	3.74%	1,016,172	3.77%	1,013,490	3.79%	(0.7)	5.1
Cash and due from banks	16,205		16,628		17,434		18,723		21,268		(2.5)	(23.8)
Other assets	57,037		56,512		57,891		59,045		60,611		0.9	(5.9)
Allowance for credit losses	(8,518)		(8,438)		(8,194)		(8,083)		(7,968)		0.9	6.9
Total assets	$ 1,130,238		$ 1,137,430		$ 1,111,361		$ 1,085,857		$ 1,087,401		(0.6)	3.9

Interest-bearing liabilities
Demand deposits	$ 193,087	0.12%	$ 190,237	0.13%	$ 184,471	0.13%	$ 171,274	0.12%	$ 177,071	0.13%	1.5	9.0
Money market and savings deposits	258,715	0.13	255,974	0.14	242,830	0.14	238,173	0.14	237,755	0.14	1.1	8.8
Certificates of deposit $100,000 or more	132,412	0.71	139,663	0.80	148,617	0.92	152,478	0.97	156,154	1.00	(5.2)	(15.2)
Other time deposits	153,774	0.74	158,011	0.80	163,224	0.82	166,277	0.85	169,584	0.90	(2.7)	(9.3)
Interest-bearing deposits	737,988	0.36	743,885	0.40	739,142	0.44	728,202	0.47	740,564	0.49	(0.8)	(0.3)
Short-term borrowings	6,242	0.24	6,199	0.23	6,501	0.24	4,872	0.23	7,340	0.27	0.7	(15.0)
Total interest-bearing liabilities	744,230	0.36%	750,084	0.40%	745,643	0.44%	733,074	0.47%	747,904	0.49%	(0.8)	(0.5)
Noninterest-bearing deposits	231,003		234,164		214,684		203,435		191,896		(1.3)	20.4
Accrued expenses and other liabilities	5,973		6,585		6,137		6,082		5,717		(9.3)	4.5
Stockholders' equity	149,032		146,597		144,897		143,266		141,884		1.7	5.0
Total liabilities and stockholders' equity	$ 1,130,238		$ 1,137,430		$ 1,111,361		$ 1,085,857		$ 1,087,401		(0.6)	3.9

Net interest spread		3.39%		3.32%		3.30%		3.30%		3.30%
Net interest margin		3.50%		3.45%		3.43%		3.43%		3.43%

Shore Bancshares, Inc.					Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 2,460	$ 2,163	$ 1,909	$ 1,627	$ 1,409
Net income - annualized (A)	$ 9,894	$ 8,581	$ 7,574	$ 6,526	$ 5,714

Net income, excluding net amortization of intangible assets	$ 2,480	$ 2,183	$ 1,930	$ 1,647	$ 1,429

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 9,975	$ 8,661	$ 7,657	$ 6,606	$ 5,795

Average stockholders' equity (C)	$ 149,032	$ 146,597	$ 144,897	$ 143,266	$ 141,884
Less: Average goodwill and other intangible assets	(13,129)	(13,155)	(13,182)	(13,215)	(13,248)
Average tangible equity (D)	$ 135,903	$ 133,442	$ 131,715	$ 130,051	$ 128,636

Return on average equity (GAAP) (A)/(C)	6.64%	5.85%	5.23%	4.56%	4.03%
Return on average tangible equity (Non-GAAP) (B)/(D)	7.34%	6.49%	5.81%	5.08%	4.50%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,339	$ 8,950	$ 9,396	$ 9,300	$ 9,704
Less: Amortization of intangible assets	(33)	(33)	(34)	(33)	(33)
Adjusted noninterest expense (F)	$ 9,306	$ 8,917	$ 9,362	$ 9,267	$ 9,671

Taxable-equivalent net interest income (G)	$ 9,273	$ 9,315	$ 9,027	$ 8,701	$ 8,560
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 9,273	$ 9,315	$ 9,027	$ 8,701	$ 8,560

Noninterest income (I)	$ 4,541	$ 3,638	$ 3,905	$ 3,788	$ 4,085
Adjusted noninterest income (J)	$ 4,541	$ 3,638	$ 3,905	$ 3,788	$ 4,085

Efficiency ratio (GAAP) (E)/(G)+(I)	67.61%	69.10%	72.66%	74.47%	76.74%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	67.37%	68.84%	72.39%	74.20%	76.48%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 150,109	$ 146,967	$ 145,887	$ 143,402	$ 142,746
Less: Goodwill and other intangible assets	(13,109)	(13,142)	(13,162)	(13,195)	(13,228)
Tangible equity (L)	$ 137,000	$ 133,825	$ 132,725	$ 130,207	$ 129,518

Shares outstanding (M)	12,640	12,631	12,630	12,630	12,625

Book value per common share (GAAP) (K)/(M)	$ 11.88	$ 11.64	$ 11.55	$ 11.35	$ 11.31
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.84	$ 10.59	$ 10.51	$ 10.31	$ 10.26

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 150,109	$ 146,967	$ 145,887	$ 143,402	$ 142,746
Less: Goodwill and other intangible assets	(13,109)	(13,142)	(13,162)	(13,195)	(13,228)
Tangible equity (O)	$ 137,000	$ 133,825	$ 132,725	$ 130,207	$ 129,518

Assets (P)	$ 1,131,175	$ 1,135,143	$ 1,117,813	$ 1,084,352	$ 1,094,128
Less: Goodwill and other intangible assets	(13,109)	(13,142)	(13,162)	(13,195)	(13,228)
Tangible assets (Q)	$ 1,118,066	$ 1,122,001	$ 1,104,651	$ 1,071,157	$ 1,080,900

Period-end equity/assets (GAAP) (N)/(P)	13.27%	12.95%	13.05%	13.22%	13.05%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.25%	11.93%	12.02%	12.16%	11.98%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800